SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

(Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

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MEDNAX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MEDNAX, INC.	Shareholder Meeting to be held on 05/06/09
** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
• Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
PROXY MATERIALS - VIEW OR RECEIVE

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual Meeting Date: 05/06/09 Meeting Time: 10:00 a.m. EDT For holders as of: 03/10/09 Meeting Location:

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Hyatt Regency Bonaventure 250 Racquet Club Road Weston, Florida 33326 Meeting Directions: For Meeting Directions Please Call: 954-384-0175

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF DIRECTORS

	Nominees:

	01)	Cesar L. Alvarez	06)	Dany Garcia
	02)	Waldemar A Carlo, M.D.	07)	Pascal J. Goldschmidt, M.D.
	03)	Michael B. Fernandez	08)	Roger J. Medel, M.D.
	04)	Roger K. Freeman, M.D.	09)	Manuel Kadre
	05)	Paul G. Gabos	10)	Enrique J. Sosa, Ph.D.

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2009.

3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.